Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul T. Stecko, Chief Executive Officer of Packaging Corporation of America (the “Company”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)   The Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PAUL T. STECKO
Paul T. Stecko
Chairman and Chief Executive Officer
July 28, 2006